UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Codexis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive

Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

(650) 421-8100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CDXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2019 Incentive Award Plan

As further described in Item 5.07 of this Current Report on Form 8-K, Codexis, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2025, at which the Company’s stockholders approved an amendment to the Company’s 2019 Incentive Award Plan, as amended (the “Amended 2019 Plan”) to add an additional 8,000,000 shares to the number of shares of Common Stock authorized for issuance under the Amended 2019 Plan. The Amended 2019 Plan had previously been approved, subject to stockholder approval, by the Board of Directors (the “Board”) on April 10, 2025.

A more detailed summary of the material features of the Amended 2019 Plan are described in the section titled “Proposal 4 – Approval of an Amendment to Our 2019 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on April 24, 2025 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended 2019 Plan, which is attached as Appendix A to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting. A more complete description of each matter is set forth in the Proxy Statement. The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal 1. Election of Directors.

The Company’s stockholders elected David V. Smith and Dennis P. Wolf for a three-year term expiring at the 2028 annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal. The voting results are as follows:

	Number of Votes
Name of Nominee	For	Withheld	Broker Non-Votes
David V. Smith	53,781,084	710,177	15,623,696
Dennis P. Wolf	44,001,175	10,490,086	15,623,696

Proposal 2. Ratification of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s board of directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results are as follows:

Number of Votes
For	Against	Abstain
69,067,367	563,675	483,915

Proposal 3. Non-binding, Advisory Vote on Executive Compensation.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results are as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
48,882,072	4,841,595	767,594	15,623,696

Proposal 4. Approval of the Amendment to the Company’s 2019 Incentive Award Plan.

The Company’s stockholders approved the Amended 2019 Plan. The voting results are as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
39,906,994	14,328,338	255,929	15,623,696

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODEXIS, INC.

Date: June 11, 2025	By:	/s/ Georgia Erbez
Georgia Erbez
Chief Financial Officer